Exhibit 10.51

Execution Version

SHARE SURRENDER AND LOAN REPAYMENT AGREEMENT

THIS SHARE SURRENDER AND LOAN REPAYMENT AGREEMENT (this “Agreement”) is made on May 28, 2018 by and among Uxin Limited, a company incorporated in the Cayman Islands, whose registered office is at the offices of Vistra (Cayman) Limited, P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY-1-1205, Cayman Islands (the “Company”), Mr. Kun Dai, the founder, chairman of the board of directors and chief executive officer of the Company and Xin Gao Group Limited, a British Virgin Islands company wholly owned by Mr. Kun Dai, whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (“Xin Gao”). The Company, Mr. Kun Dai and Xin Gao may hereinafter be referred to from time to time as a “Party” in their individual capacities and as “Parties” collectively.

WHEREAS, Mr. Kun Dai has entered into various loan agreements by himself and through DK Entities (as defined below) with the Company, pursuant to which the Company has made loans to Mr. Kun Dai and DK Entities. The total outstanding principal amount and interest accrued under the Loan Agreements (as defined below) as of the date hereof is Repayment Amount (as defined below).

WHEREAS, subject to the terms and the conditions of this Agreement, Xin Gao has agreed, and Mr. Kun Dai has agreed to cause Xin Gao, to surrender and deliver to the Company and the Company has agreed to accept certain number of Shares held by Xin Gao as full satisfaction of obligations to repay the Repayment Amount and other outstanding obligations under the Loan Agreements of Mr. Kun Dai and DK Entities.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      INTERPRETATION

1.1                               In this Agreement (including the Preamble and the Recitals):

“Additional Shares” equals the Repayment Amount first divided by Offer Price minus Surrender Shares.

“Adjusted Surrender Shares” equals Repayment Amount divided by Offer Price.

“Adjustment” has the meaning set forth in Section 4.4 hereof.

“Adjustment Date” means the closing date of the Offering.

“Arbitrator” has the meaning set forth in Section 7.2 hereof.

“DK Entities” means Xin Gao and Gao Li Group.

“Instrument of Transfer” has the meaning set forth in Section 3.2 hereof.

“Encumbrances” means any lien, pledge, encumbrance, charge (fixed or floating), mortgage, hypothecation, third party claim, debenture, option, right of pre-emption, right to acquire, assignment by way of security, trust arrangement for the purpose of providing security, retention arrangements, other security interests of any kind or other encumbrances of any nature whatsoever, and any agreement to create any of the foregoing;

“Estimated Repayment Price Per Share” means US$36.8069.

“HKIAC” has the meaning set forth in Section 7.2 hereof.

“Loan Agreements” means loan agreement by and between the Company and Xin Gao Group dated May 13, 2015, loan agreement by and between the Company and Gao Li Group dated July 19, 2017, loan agreement by and between the Company and Mr. Kun Dai dated July 19, 2017, and loan agreement by and between the Company and Mr. Kun Dai dated December 17, 2017, collectively .

“Offer Price” means the price per ADS set forth on the cover of the Company’s final prospectus in connection with the Offering divided by the number of ordinary shares represented by one ADS.

“Offering” means an initial public offering of the ordinary shares of the Company in the form of American depositary shares in the United States.

“Ordinary Shares” means ordinary shares of the Company, par value US$0.001 per share.

“Party” and “Parities” has the meaning set forth in the Preamble.

“Preferred Shares” means preferred shares of the Company, par value US$0.001 per share.

“Proceedings” means any proceeding, claim, suit or action arising out of, or in connection with, this Agreement or its subject matter (including its validity, formation at issue, effect, interpretation, performance or termination);

“Series A Preferred Shares” means series A preferred shares of the Company, par value US$0.001 per share.

“Series C-1 Preferred Shares” means series C-1 preferred shares of the Company, par value US$0.001 per share.

“Repayment” has the meaning set forth in Section 3.1 hereof.

“Repayment Amount” means US$113,972,518.1.

“Repayment Date” has the meaning set forth in Section 3.1 hereof.

“Shares” means Ordinary Shares and Preferred Share.

“Surrender Shares” means 1,922,604 Ordinary Shares, 331,398 Series A Preferred Shares and 842,497 Series C-1 Preferred Shares, collectively.

“Third Party” has the meaning set forth in Section 7.8 hereof.

“Xin Gao” has the meaning set forth in the Preamble hereof.

1.2                               In this Agreement (including the Recitals), except where the context otherwise requires:

(a)                                 a reference to clauses or Recitals is a reference to clauses or Recitals of this Agreement;

(b)                                 a reference to US$ or USD shall be construed as a reference to the lawful currency of the United States of America;

(c)                                  words importing the singular include the plural and vice versa;

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(d)                                 a reference to any law or enactment is to that law or enactment, as it may be applied, amended or re-enacted from time to time; and

(e)                                  headings are included in this Agreement for convenience only and do not affect its interpretation.

2.                                      SURRENDER OF SURRENDER SHARES

2.1                               Subject to the terms and conditions of this Agreement, Xin Gao agrees to, and Mr. Kun Dai agrees to cause Xin Gao to, surrender and deliver to the Company and the Company agrees to accept the surrender of Surrender Shares.

2.2                               The Parties agree, acknowledge and confirm that (a) Repayment Amount represents all the outstanding principal amount and interest accrued under the Loan Agreements, and (b) the delivery and surrender of Surrender Shares satisfies and settles the obligations to repay the Repayment Amount and all other outstanding obligations under the Loan Agreements of Mr. Kun Dai and DK Entities.

2.3                               Mr. Kun Dai agrees, acknowledges and confirms that the Company shall have the right and sole discretion to make adjustment of Surrender Shares and demand the surrender of Additional Shares as described in Section 4 below.

2.4                               Mr. Kun Dai further agrees, acknowledges and confirms that the Company shall have the right to date the Instrument of Transfer (as defined below) and fill in the blank of the number of Shares as follows: (a) Adjusted Surrender Shares if Offer Price is lower than Estimated Repayment Price Per Share; and (b) Surrender Shares if Offer Price equals Estimated Repayment Price Per Share.

3.                                      REPAYMENT

3.1                               The repayment of the Repayment Amount and all other outstanding obligations under the Loan Agents of Mr. Kun Dai and DK Entities by surrendering Surrender Shares pursuant to Section 2 (the “Repayment”) shall take place concurrently with the execution and delivery of this Agreement on the date hereof or at such other time or on such other date as the Parties may agree, but in no event later than the first public filing of the Company’s registration statement on Form F-1 in connection with the Offering (the “Repayment Date”).

3.2                               At the Repayment, Xin Gao shall and Mr. Kun Dai shall cause Xin Gao to deliver to the Company (a) Surrender Shares; (b) original share certificates representing Surrender Shares; (c) an executed but undated deed of instrument of transfer (“Instrument of Transfer”) with number of Shares left blank, which form is attached hereto as Exhibit A; and (d) an executed deed of undertaking substantially in the form attached hereto as Exhibit B, and the Company shall deliver to Mr. Kun Dai and Xin Gao a confirmation to the effect as described in Sections 2.2(b) substantially in the form attached hereto as Exhibit C.

4.                                      ADJUSTMENT

4.1                               If Offer Price is lower than Estimated Repayment Price Per Share, Xin Gao agrees to, and Mr. Kun Dai agrees to cause Xin Gao to, surrender and deliver to the Company and the Company agrees to accept the surrender of Additional Shares for cancellation immediately prior to the closing of the Offering (the “Adjustment”).  For the avoidance of doubt, there is no adjustment if Offer Price is equal to or higher than Estimated Repayment Price Per Share.

4.2                               The Adjustment shall take place on the Adjustment Date or at such other time or on such other date as the Parties may agree, in any event after the listing of the ADSs offered by the

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Company in the Offering on Nasdaq or other stock exchange in the United States, but prior to the closing of the Offering.

4.3                               At the Adjustment, Xin Gao shall and Mr. Kun Dai shall cause Xin Gao to deliver to the Company (i) Additional Shares; (ii) original share certificates representing Additional Shares; and (iii) an executed deed of instrument of transfer effecting the delivery and transfer of Additional Shares from Xin Gao to the Company substantially in the form attached hereto as Exhibit A.

4.4                               After Adjustment, the Company shall deliver to Mr. Kun Dai and Xin Gao a copy of the updated register of members of the Company, reflecting the cancellation of Adjusted Surrender Shares.

4.5                               Notwithstanding anything to the contrary herein, the Company has the right to update its register of members to reflect the cancellation of Surrender Shares or Additional Shares pursuant to this Section 4 at any time.

5.                                      REPRESENTATIONS AND WARRANTIES OF MR. KUN DAI AND XIN GAO

Mr. Kun Dai and Xin Gao jointly and severally represent and warrant to the Company as of the date hereof, the date of Repayment and the Adjustment Date, as follows:

5.1                               Mr. Kun Dai is the sole beneficial owner of Surrender Shares and Additional Shares and Xin Gao is the sole record owner of Surrender Shares and Additional Shares, free and clear of any Encumbrances, except for those Shares that may be pledged pursuant to the Loan Agreements.

5.2                               The execution, delivery and performance of and compliance with this Agreement and the consummation of the transactions contemplated hereby will not (i) result in any violation, breach or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, a default under any contract to which Mr. Kun Dai or Xin Gao is a party or by which it may be bound, or (ii) conflict with or result in a breach or violation in any material respect of any applicable laws.

6.                                      GENERAL

6.1                               No variation of this Agreement shall be effective unless it is in writing (which, for this purpose, does not include email) and signed by or on behalf of each Party.  The expression “variation” shall, in each case, include any variation, supplement, deletion or replacement however effected.

6.2                               No waiver of this Agreement or of any provision hereof will be effective unless it is in writing (which, for this purpose, does not include email) and signed by the Party against whom such waiver is sought to be enforced. Any waiver of any right, claim or default hereunder shall be effective only in the instance given and will not operate as or imply a waiver of any other or similar right, claim or default on any subsequent occasion.

6.3                               Any failure or delay by any person in exercising, or failure to exercise, any right or remedy provided by law under this Agreement shall not impair or constitute a waiver of that right or remedy or of any other right or remedy and no single or partial exercise of any right or remedy provided by law or under this Agreement or otherwise shall prevent any further exercise of the right or remedy or the exercise of any other right or remedy.

6.4                               This Agreement represents the entire understanding, and constitutes the entire agreement, of the Parties in relation to its subject matter and the transactions contemplated by it, and

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supersedes all previous agreements, understandings or arrangements (whether express, implied, oral or written (whether or not in draft form)) between the Parties, with respect thereto which shall cease to have any further force or effect.

6.5                               Without limiting any other provision of this Agreement, the Parties shall promptly execute and/or deliver all such documents, and perform all such acts, or procure the execution and/or delivery of such documents and the performance of all such acts, as may be necessary to implement and give full effect to this Agreement.

6.6                               This Agreement may be executed in counterparts, and by each Party on separate counterparts, but shall not be effective until each Party has executed at least one counterpart.  Each counterpart shall constitute an original of this Agreement, but the counterparts shall together constitute one and the same instrument.

6.7                               The Parties do not intend that any term of this Agreement should be enforceable by any person who is not a party to this Agreement (a “Third Party”) by virtue of the Contracts (Rights of Third Parties) Ordinance or otherwise.

7.                                      GOVERNING LAW AND JURISDICTION

7.1                               This Agreement and any claim, dispute or difference (including non-contractual claims, disputes or differences) arising out of, or in connection with, it or its subject matter shall be governed by, and construed in accordance with, the laws of Hong Kong.

7.2                               Any disputes, actions and proceedings against any party or arising out of or in any way relating to this Agreement and exhibits hereto shall be submitted to the Hong Kong International Arbitration Centre (“HKIAC”) and resolved in accordance with the arbitration rules of HKIAC in force at the relevant time.  The place of arbitration shall be Hong Kong.  The official language of the arbitration shall be English and the arbitration tribunal shall consist of three arbitrators (each, an “Arbitrator”). The claimant(s), irrespective of number, shall nominate jointly one Arbitrator; the respondent(s), irrespective of number, shall nominate jointly one Arbitrator; and a third Arbitrator will be nominated jointly by the first two Arbitrators and shall serve as chairman of the arbitration tribunal.  In the event the claimant(s) or respondent(s) or the first two Arbitrators shall fail to nominate or agree the joint nomination of an Arbitrator or the third Arbitrator within the time limits specified by the rules, such Arbitrator shall be appointed promptly by the HKIAC. The arbitration tribunal shall have no authority to award punitive or other punitive-type damages. The award of the arbitration tribunal shall be final and binding upon the disputing parties. Any party to an award may apply to any court of competent jurisdiction for enforcement of such award and, for purposes of the enforcement of such award, the parties irrevocably and unconditionally submit to the jurisdiction of any court of competent jurisdiction and waive any defenses to such enforcement based on lack of personal jurisdiction or inconvenient forum.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

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IN WITNESS WHEREOF the Parties have entered into this Agreement on the date first written above.

Mr. Kun Dai

/s/ Kun Dai
Kun Dai

Xin Gao Group Limited

By:	/s/ Kun Dai
Name: Kun Dai
Title: Director

Uxin Limited

By:	/s/ Kun Dai
Name: Kun Dai
Title: Director

[Signature Page to Share Surrender and Loan Repayment Agreement]

Final Form

Exhibit A

Deed of Instrument of Transfer

The undersigned, Xin Gao Group Limited, a British Virgin Islands company whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the “Transferor”), does hereby assign and transfer unto Uxin Limited, a company incorporated in the Cayman Islands, whose registered office is at the offices of Vistra (Cayman) Limited, P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY-1-1205, Cayman Islands (the “Transferee”)                Shares, par value US$0.001 each, of Transferee.

SIGN, SEALED AND DELIVERED AS A DEED

Dated:

Signed by the Transferor:

Xin Gao Group Limited

By:
Name:
Title:

In the presence of:

Witness to the above signature

Final Form

Exhibit B

Deed of Undertaking

To:                             Uxin Limited

2-5F, Tower E, LSHM Center,

No. 8 Guangshun South Avenue,

Chaoyang District, Beijing, 100102

Date:

Reference is hereby made to that certain Share Surrender and Loan Repayment Agreement (the “Agreement”) entered on May 28, 2018 by and among Uxin Limited, a company incorporated in the Cayman Islands, whose registered office is at the offices of Vistra (Cayman) Limited, P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY-1-1205, Cayman Islands (the “Company”), Mr. Kun Dai, the founder, chairman of the board of directors and chief executive officer of the Company and Xin Gao Group Limited, a British Virgin Islands company controlled by Mr. Kun Dai, whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands. Capitalized terms not defined herein shall the meanings ascribed to them in the Agreement.

The undersigned hereby irrevocably undertakes to the Company that if, Offer Price is lower than Estimated Repayment Price Per Share, the undersigned shall, and shall cause DK Entities to surrender and deliver Additional Shares to the Company for cancellation, and the undersigned hereby irrevocably authorize the Company to redeem and cancel Additional Shares held by the undersigned or any of the DK Entities.

The undersigned hereby further irrevocably confirms and authorizes the Company to date the Deed of Instrument of Transfer as Exhibit A attached to the Agreement and fill in the blank of the number of Shares as follows: (a) Adjusted Surrender Shares if Offer Price is lower than Estimated Repayment Price Per Share; or (b) Surrender Shares if Offer Price equals Estimated Repayment Price Per Share.

SIGN, SEALED AND DELIVERED AS A DEED

Dated:

Kun Dai

In the presence of:

Witness to the above signature

Final Form

Exhibit C

Confirmation

To:                             Mr. Kun Dai

Xin Gao Group Limited

Gao Li Group

Date:

Reference is hereby made to that certain Share Surrender and Loan Repayment Agreement (the “Agreement”) entered on May 28, 2018 by and among Uxin Limited, a company incorporated in the Cayman Islands, whose registered office is at the offices of Vistra (Cayman) Limited, P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY-1-1205, Cayman Islands (the “Company”), Mr. Kun Dai, the founder, chairman of the board of directors and chief executive officer of the Company and Xin Gao Group Limited, a British Virgin Islands company controlled by Mr. Kun Dai, whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands. Capitalized terms not defined herein shall the meanings ascribed to them in the Agreement.

The Company hereby confirms that the Repayment Amount has been repaid, and the obligations to settle Repayment Amount and other outstanding obligations under the Loan Agreements of Mr. Kun Dai and DK Entities have been fully satisfied as of the date hereof.

Uxin Limited

By:
Name:
Title: